                                                          Exhibit 10(x)(x)(x)(i)

                                 AMENDMENT TO
                       PERFORMANCE SHARE AWARD AGREEMENT

     This Amendment to Performance Share Award Agreement (this "Amendment") is made as of February 25, 2000, between Federal Realty Investment Trust, a Maryland real estate investment trust (the "Trust"), and Ron D. Kaplan, an individual employee of the Trust (the "Key Employee").

     WHEREAS, the Trust and the Key Employee entered into that certain Performance Share Award Agreement dated as of January 1, 1998 (the "Performance Share Agreement") setting forth the terms of the award by the Trust to the Key Employee of a Performance Share Award of 12,500 shares of beneficial interest of the Trust (the "Performance Shares"); and

     WHEREAS, the Performance Share Agreement provided for the Performance Shares to vest according to the attainment of certain fixed performance target levels set forth therein (the "Performance Target"); and

     WHEREAS, the Compensation Committee of the Board of Trustees of the Trust (the "Committee") has determined that the Performance Target, rather than remaining at a fixed level for the entire term of the Agreement, should be established annually by the Committee at the beginning of each year in order to better align the Key Employee's financial incentives under the Agreement with successful execution of the Trust's business plan for that year.

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Paragraph 4.2(b) of the Performance Share Agreement is hereby amended to read in its entirety as follows:

          "Beginning with the Award Period commencing on January 1, 2000, the Performance Target will have been met or exceeded based upon the application of an annual test, which shall meet the criteria set forth in Section 8.01(a) of the Amended Plan. The Committee shall establish both a threshold level, the attainment of which shall result in the Restriction Period lapsing as to 1,563 Performance Shares, and a maximum level, the attainment of which will result in the Restriction Period lapsing as to 2,500 Performance Shares. The Performance Target (both the threshold level and the maximum level) for the 2000 Award Period is attached to this Agreement, and the Performance Target for each subsequent Award Period shall be attached to this Agreement as it is established by the Committee. In the event that the Committee fails to establish a Performance Target for an Award Period during the first calendar quarter of such Award Period, the Performance Target for the prior Award Period shall be deemed to apply. If, in any Award Period, the Trust does not meet or exceed the Performance Target (after taking into account the lapsing of Performance Shares resulting therefrom), the Restriction Period will not lapse as to any Performance Shares allocable to such Award Period."

     2. Appendix A to the Performance Share Agreement is hereby deleted in its entirety, as is the reference in Paragraph 4.2(a) to Appendix A.

     3. Capitalized terms used in this Amendment, unless otherwise defined herein, have the respective meanings given to such terms in the Performance Share Agreement.

     4. Except as specifically modified hereby, the Performance Share Agreement remains in full force and effect, and the Trust and the Key Employeee hereby ratify and reaffirm each and all of the terms and provisions of the Performance Share Agreement as modified hereby.

     5. This Amendment may be executed in multiple counterparts with the same effect as if each of the signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

     IN WITNESS WHEREOF, the Trust has caused this Amendment to be duly executed and the Key Employee has hereunto set his hand effective as of the day and year first above written.

                                        FEDERAL REALTY INVESTMENT TRUST

                                        By:  /s/ Walter F. Loeb
                                            __________________________________
                                        Name:  Walter F. Loeb
                                        Title: Chair, Compensation Committee

                                        Address:
                                        1626 East Jefferson Street
                                        Rockville, Maryland 20852


                                        RON D. KAPLAN

                                         /s/  Ron D. Kaplan
                                        _____________________________________

                                        Address:
                                        7909 Greentree Road
                                        Bethesda, Maryland 20817

            ATTACHMENT TO KAPLAN PERFORMANCE SHARE AWARD AGREEMENT


                   Performance Target for 2000 Award Period
                   ----------------------------------------

             Funds From Operations/Annual                  Number of Performance Shares as to which
               Per Share Growth Rate/1/                           Restriction Period Lapses
                     Less than 5%                                            None
Threshold level: Equal to or greater than 5% but less                    1,563 shares
                       than 7%
     Maximum level: Equal to or greater than 7%                          2,500 shares


__________________________
/1/ As the same may be adjusted for specific items as agreed between the Committee and the Key Employee.

                                 AMENDMENT TO
                       PERFORMANCE SHARE AWARD AGREEMENT

     This Amendment to Performance Share Award Agreement (this "Amendment") is made as of February 25, 2000, between Federal Realty Investment Trust, a Maryland real estate investment trust (the "Trust"), and Ron D. Kaplan, an individual employee of the Trust (the "Key Employee").

     WHEREAS, the Trust and the Key Employee entered into that certain Performance Share Award Agreement dated as of January 1, 1998 (the "Performance Share Agreement") setting forth the terms of the award by the Trust to the Key Employee under the Trust's Amended and Restated 1993 Long-Term Incentive Plan (the "Amended Plan") of a Performance Share Award of 50,000 shares of beneficial interest of the Trust (the "Performance Shares"); and

     WHEREAS, the Performance Share Agreement provided for the Performance Shares to vest according to the attainment of certain fixed performance target levels set forth therein (the "Performance Target"); and

     WHEREAS, the Compensation Committee of the Board of Trustees of the Trust (the "Committee") has determined that the Performance Target, rather than remaining at a fixed level for the entire term of the Agreement, should be established annually by the Committee at the beginning of each year in order to better align the Key Employee's financial incentives under the Agreement with successful execution of the Trust's business plan for that year.

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Paragraph 4.2(b) of the Performance Share Agreement is hereby amended to read in its entirety as follows:

          "Beginning with the Award Period commencing on January 1, 2000, the Performance Target will have been met or exceeded based upon the application of an annual test, which shall meet the criteria set forth in Section 8.01(a) of the Amended Plan. The Committee shall establish both a threshold level, the attainment of which shall result in the Restriction Period lapsing as to 6,250 Performance Shares, and a maximum level, the attainment of which will result in the Restriction Period lapsing as to 10,000 Performance Shares. The Performance Target (both the threshold level and the maximum level) for the 2000 Award Period is attached to this Agreement, and the Performance Target for each subsequent Award Period shall be attached to this

          Agreement as it is established by the Committee. In the event that the Committee fails to establish a Performance Target for an Award Period during the first calendar quarter of such Award Period, the Performance Target for the prior Award Period shall be deemed to apply. If, in any Award Period, the Trust does not meet or exceed the Performance Target (after taking into account the lapsing of Performance Shares resulting therefrom), the Restriction Period will not lapse as to any Performance Shares allocable to such Award Period."

     2. Appendix A to the Performance Share Agreement is hereby deleted in its entirety, as is the reference in Paragraph 4.2(a) to Appendix A.

     3. Capitalized terms used in this Amendment, unless otherwise defined herein, have the respective meanings given to such terms in the Performance Share Agreement.

     4. Except as specifically modified hereby, the Performance Share Agreement remains in full force and effect, and the Trust and the Key Employee hereby ratify and reaffirm each and all of the terms and provisions of the Performance Share Agreement as modified hereby.

     5. This Amendment may be executed in multiple counterparts with the same effect as if each of the signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

     IN WITNESS WHEREOF, the Trust has caused this Amendment to be duly executed and the Key Employee has hereunto set his hand effective as of the day and year first above written.

                                        FEDERAL REALTY INVESTMENT TRUST

                                        By:  /s/  Walter F. Loeb
                                            __________________________________
                                        Name:  Walter F. Loeb
                                        Title: Chair, Compensation Committee

                                        Address:
                                        1626 East Jefferson Street
                                        Rockville, Maryland 20852


                                        RON D. KAPLAN

                                          /s/  Ron D. Kaplan
                                        _____________________________________

                                        Address:
                                        7909 Greentree Road
                                        Bethesda, Maryland 20817

            ATTACHMENT TO KAPLAN PERFORMANCE SHARE AWARD AGREEMENT


                   Performance Target for 2000 Award Period
                   ----------------------------------------

             Funds From Operations/Annual                  Number of Performance Shares as to which
               Per Share Growth Rate/1/                           Restriction Period Lapses
                     Less than 5%                                            None
Threshold level: Equal to or greater than 5% but less                   6,250 shares
                       than 7%
     Maximum level: Equal to or greater than 7%                        10,000 shares



______________________

/1/ As the same may be adjusted for specific items as agreed between the Committee and the Key Employee.